Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended September 30, 2006

www.preit.com

NYSE common shares (PEI)

NYSE preferred shares (PEIPRA)

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Table of Contents

Introduction
Company Information	3
Recent Developments	4
Market Capitalization and Capital Resources	5

Operating Results
Income Statement-Proportionate Consolidation Method-Three Months Ended September 30, 2006 and September 30, 2005	6
Income Statement-Proportionate Consolidation Method-Nine Months Ended September 30, 2006 and September 30, 2005	7
Net Operating Income-Three Months Ended September 30, 2006 and September 30, 2005	8
Net Operating Income-Nine Months Ended September 30, 2006 and September 30, 2005	9
Computation of Earnings per Share	10
Funds From Operations and Funds Available for Distribution	11

Operating Statistics
Summary of Executed Leases	12
Summarized Rent Per Square Foot and Occupancy Percentages	13
Mall Sales and Rents Per Square Foot	14
Mall Occupancy	15
Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages	16
Top Twenty Tenants	17
Lease Expirations	18
Gross Leasable Area Summary	19
Property Information	20

Balance Sheet
Balance Sheet-Proportionate Consolidation Method	23
Balance Sheet-Property Type	24
Investment in Real Estate	25
Property Redevelopment and Repositioning Summary	27
Development Property Summary	28
Capital Expenditures	29
Debt Analysis	30
Debt Schedule	31

Shareholder Information	32
Definitions	33

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including changes in interest rates or the possibility of war or terrorist attacks; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth above, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT's Annual Report on Form 10-K for the year ended December 31, 2005. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust (“PREIT”), founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers located in the Mid-Atlantic region and eastern United States. As of September 30, 2006, PREIT’s portfolio consists of 50 retail properties (approximately 34.6 million square feet) in 13 states, including 39 shopping malls, and 11 power and strip centers and 1 office property.

Investors Relations

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-7311

Email: yaronn@preit.com

Credit Ratings

Preferred stock

Moody’s	B1	(Stable)
Fitch	B+	(Positive)

Reporting Calendar

Results for the next quarter will be announced as follows (tentative date):

Fourth Quarter 2006	March 1, 2007

Research Coverage

Company	Analyst	Phone Number
Green Street Advisors	Jim Sullivan	(949) 640-8780
	Ben Yang	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Anthony Paolone	(212) 622-6682

Lehman Brothers	David Harris	(212) 526-1790

Stifel Nicolaus	David M. Fick	(410) 539-0000
	Nathan Isbee	(410) 454-4143

UBS Securities	Scott Crowe	(212) 713-1419
	Jeffrey Spector	(212) 713-6144

Pennsylvania Real Estate Investment Trust

Recent Developments

Dividends and Distributions:

October 30, 2006 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share and a regular dividend of $1.375 per share on its 11.00% senior preferred shares.

September 15, 2006 Dividends were paid per the July 31, 2006 declaration to all shareholders of record as of September 1, 2006.

July 31, 2006 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.57 per common share and a regular dividend of $1.375 per share on its 11% senior preferred shares.

Acquisitions, dispositions, development and redevelopment activities:

October 25, 2006 PREIT and Simon Property Group, Inc, announced an addition of an approximately 110,000 square foot lifestyle expansion to Lehigh Valley Mall in Whitehall, Pennsylvania.

September 13, 2006 PREIT announced the details of a major redevelopment for Cherry Hill Mall in Cherry Hill, NJ, including the scheduled opening of a new Nordstrom store in spring 2009.

Financing activities:

July 8, 2006 The operating partnership which owns Lehigh Valley Mall in Whitehall, Pennsylvania, entered into a $150.0 million mortgage secured by Lehigh Valley Mall. The interest rate is the one month LIBOR rate, reset monthly, plus a spread of 56 basis points. The loan has an initial term of 12 months, during which interest only payments are required.

Reporting activities:

October 17, 2006 PREIT scheduled its Third Quarter conference call of Thursday, November 2, 2006.

July 27, 2006 PREIT reported its Second Quarter 2006 financial results.

NOTE: These press releases are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended September 30,		Year Ended December 31,
	2006	2005	2005	2004	2003
TRADING INFORMATION (NYSE)
High Price	$43.41	$50.20	$50.20	$43.70	$36.30
Low Price	$37.30	$39.60	$35.24	$30.25	$24.70
Average Daily Trading Volume	171,849	165,764	209,537	161,659	109,892

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	36,865	36,714	36,521	36,272	35,544
OP Units Outstanding	3,959	4,500	4,156	4,414	3,692

TOTAL Shares and OP Units	40,824	41,214	40,677	40,686	39,236

Market Price (closing price at end of period)	$42.57	$42.18	$37.36	$42.80	$36.30

Equity Market Capitalization - Shares and OP Units	$1,736,920	$1,738,418	$1,519,679	$1,741,349	$1,424,259
Preferred Shares, Nominal Value	123,750	123,750	123,750	123,750	123,750

Total Equity Market Capitalization	1,860,670	1,862,168	1,643,429	1,865,099	1,548,009

DEBT CAPITALIZATION
Unsecured Debt Balance (1)	277,000	276,000	436,900	271,000	170,000
Secured Debt Balance	1,798,976	1,442,536	1,523,745	1,326,127	1,396,263

Debt Capitalization	2,075,976	1,718,536	1,960,645	1,597,127	1,566,263

TOTAL MARKET CAPITALIZATION	$3,936,646	$3,580,704	$3,604,074	$3,462,226	$3,114,272

Preferred Shares/Total Market Capitalization	3.1%	3.5%	3.4%	3.6%	4.0%
Shares and OP Units/Total Market Capitalization	44.1%	48.5%	42.2%	50.3%	45.7%
Debt Capitalization/Total Market Capitalization	52.7%	48.0%	54.4%	46.1%	50.3%
Equity Capitalization/Total Market Capitalization	47.3%	52.0%	45.6%	53.9%	49.7%
Unsecured Debt Balance/Total Debt	13.3%	16.1%	22.3%	17.0%	10.9%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	(2)	$0.526	$2.075	$1.617	$1.196
Capital Gain Pre-May 6	(2)	—	—	—	0.096
Capital Gain Post-May 5	(2)	—	—	—	0.213
Section 1250 Gain	(2)	—	—	0.026	0.480
Return of Capital/Non-Taxable	(2)	0.044	0.175	0.517	0.085

Distributions per share	$0.570	$0.570	$2.250	$2.160	$2.070

Annualized Dividend Yield (3)	5.4%	5.4%	6.0%	5.0%	5.7%

CAPITAL RESOURCES

Cash on Hand	$21,457	$32,013	$25,828	$45,949	$46,883
Credit Facility (4)	500,000	500,000	500,000	500,000	500,000
Amount outstanding	(277,000)	(276,000)	(342,500)	(271,000)	(170,000)
Letters of Credit	(24,083)	(13,335)	(10,485)	(8,055)	(500)

Available Credit Facility (5)	198,917	210,665	147,015	220,945	329,500

Shelf Registration	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Amount Used	(344,146)	(344,146)	(344,146)	(344,146)	(344,146)

Available Shelf	655,854	655,854	655,854	655,854	655,854

TOTAL CAPITAL RESOURCES	$876,228	$898,532	$828,697	$922,748	$1,032,237

(1)	The unsecured debt balance as of December 31, 2005 includes $94,400 of corporate notes payable.
(2)	Tax status of 2006 dividend payments will be available in January 2007.
(3)	Based on closing share price at the end of the period.
(4)	The unsecured Credit Facility may be increased to $650,000 under prescribed conditions.
(5)	The available Credit Facility is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended September 30, 2006

Proportionate Consolidation Method (1)

(in thousands)

	Three months ended September 30, 2006				Three months ended September 30, 2005
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total
Real estate revenues:
Base rent	$71,353	$5,926	$200	$77,479	$67,729	$4,831	$566	$73,126
Expense reimbursements	34,394	1,934	66	36,394	32,299	1,421	122	33,842
Percentage rent	1,438	52	—	1,490	1,455	35	(36)	1,454
Lease termination revenue	439	145	—	584	176	376	—	552
Other real estate revenues	4,503	207	—	4,710	3,275	163	—	3,438

TOTAL REAL ESTATE REVENUES	112,127	8,264	266	120,657	104,934	6,826	652	112,412

Property operating expenses:
CAM and real estate taxes	(31,842)	(1,562)	(62)	(33,466)	(28,734)	(1,431)	(176)	(30,341)
Utilities	(7,137)	(225)	(1)	(7,363)	(6,897)	(102)	(14)	(7,013)
Other property operating expenses	(6,748)	(506)	(69)	(7,323)	(5,898)	(424)	(12)	(6,334)

TOTAL PROPERTY OPERATING EXPENSES	(45,727)	(2,293)	(132)	(48,152)	(41,529)	(1,957)	(202)	(43,688)

NET OPERATING INCOME	66,400	5,971	134	72,505	63,405	4,869	450	68,724

Management company revenue	666	—	—	666	521	—	—	521
Interest and other income	566	—	—	566	293	—	—	293
Other:
General and administrative expenses	(9,668)	—	—	(9,668)	(8,412)	—	—	(8,412)
Income taxes	(142)	—	—	(142)	(78)	—	—	(78)
Interest expense (2)	(24,341)	(3,248)	—	(27,589)	(21,056)	(1,958)	—	(23,014)
Prepayment penalty	—	—	—	—	(803)	—	—	(803)
Depreciation and amortization	(31,118)	(1,679)	(41)	(32,838)	(27,550)	(1,103)	(178)	(28,831)

Subtotal	2,363	1,044	93	3,500	6,320	1,808	272	8,400
Equity in income of partnerships	1,044	(1,044)	—	—	1,808	(1,808)	—	—
Gains on sales of interests in real estate	—	—	—	—	5,024	—	—	5,024
Gains on sales of non-operating real estate	166	—	—	166	3,000	—	—	3,000
Minority interest	(384)	—	—	(384)	(1,818)	—	—	(1,818)

TOTAL CONTINUING OPERATIONS	3,189	—	93	3,282	14,334	—	272	14,606

Discontinued Operations:
Operating results from discontinued operations	93	—	(93)	—	272	—	(272)	—
Gains on sales of discontinued operations	1,414	—	—	1,414	3,736	—	—	3,736
Minority interest	(152)	—	—	(152)	(447)	—	—	(447)

TOTAL DISCONTINUED OPERATIONS	1,355	—	(93)	1,262	3,561	—	(272)	3,289

NET INCOME	4,544	—	—	4,544	17,895	—	—	17,895

Dividends on preferred shares	(3,403)	—	—	(3,403)	(3,403)	—	—	(3,403)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,141	$—	$—	$1,141	$14,492	$—	$—	$14,492

(1)	Totals include PREIT’s proportionate share of partnership operations in order to reflect the Company’s share of the total revenues and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $2,799 and $795 for the three months ended September 30, 2006 and September 30, 2005, respectively.

Pennsylvania Real Estate Investment Trust

Income Statement - Nine Months Ended September 30, 2006

Proportionate Consolidation Method (1)

(in thousands)

	Nine months ended September 30, 2006				Nine months ended September 30, 2005
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships(1)	Discontinued operations	Total
Real estate revenues:
Base rent	$213,064	$17,634	$625	$231,323	$200,717	$15,250	$1,925	$217,892
Expense reimbursements	100,973	5,852	139	106,964	93,614	4,725	445	98,784
Percentage rent	5,202	121	—	5,323	5,959	96	14	6,069
Lease termination revenue	2,583	263	152	2,998	1,265	548	933	2,746
Other real estate revenues	12,491	617	—	13,108	9,393	401	1	9,795

TOTAL REAL ESTATE REVENUES	334,313	24,487	916	359,716	310,948	21,020	3,318	335,286

Property operating expenses:
CAM and real estate taxes	(93,753)	(4,781)	(181)	(98,715)	(85,094)	(4,513)	(587)	(90,194)
Utilities	(18,734)	(658)	(4)	(19,396)	(18,093)	(317)	(31)	(18,441)
Other property operating expenses	(19,200)	(1,635)	(60)	(20,895)	(16,286)	(1,441)	(89)	(17,816)

TOTAL PROPERTY OPERATING EXPENSES	(131,687)	(7,074)	(245)	(139,006)	(119,473)	(6,271)	(707)	(126,451)

NET OPERATING INCOME	202,626	17,413	671	220,710	191,475	14,749	2,611	208,835

Management company revenue	2,324	—	—	2,324	2,043	—	—	2,043
Interest and other income	1,452	—	—	1,452	738	—	—	738
Other:
General and administrative expenses	(30,187)	—	—	(30,187)	(27,833)	—	—	(27,833)
Executive separation	(3,985)	—	—	(3,985)	—	—	—	—
Income taxes	(383)	—	—	(383)	(519)	—	—	(519)
Interest expense (2)	(73,234)	(8,083)	—	(81,317)	(61,118)	(6,036)	—	(67,154)
Prepayment penalty	—	—	—	—	(803)	—	—	(803)
Depreciation and amortization	(94,839)	(5,255)	(144)	(100,238)	(80,801)	(3,287)	(523)	(84,611)

Subtotal	3,774	4,075	527	8,376	23,182	5,426	2,088	30,696
Equity in income of partnerships	4,075	(4,075)	—	—	5,426	(5,426)	—	—
Gains on sales of interests in real estate	—	—	—	—	5,661	—	—	5,661
Gains on sales of non-operating real estate	381	—	—	381	3,060	—	—	3,060
Minority interest	(927)	—	—	(927)	(4,308)	—	—	(4,308)

TOTAL CONTINUING OPERATIONS	7,303	—	527	7,830	33,021	—	2,088	35,109

Discontinued Operations:
Operating results from discontinued operations	527	—	(527)	—	2,088	—	(2,088)	—
Gains on sales of discontinued operations	1,414	—	—	1,414	3,736	—	—	3,736
Minority interest	(196)	—	—	(196)	(655)	—	—	(655)

TOTAL DISCONTINUED OPERATIONS	1,745	—	(527)	1,218	5,169	—	(2,088)	3,081

NET INCOME	9,048	—	—	9,048	38,190	—	—	38,190

Dividends on preferred shares	(10,209)	—	—	(10,209)	(10,209)	—	—	(10,209)

NET INCOME AVAILABLE (LOSS ALLOCABLE) TO COMMON SHAREHOLDERS	$(1,161)	$—	$—	$(1,161)	$27,981	$—	$—	$27,981

(1)	Totals include PREIT’s proportionate share of partnership operations in order to reflect the Company’s share of the total revenues and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $6,154 and $1,690 for the nine months ended September 30, 2006 and September 30, 2005, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended September 30, 2006

(in thousands)

	Three months ended September 30, 2006				Three months ended September 30, 2005
SAME PROPERTY/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenues:
Base rent	$72,963	$4,471	$45	$77,479	$72,473	$571	$82	$73,126
Expense reimbursements	33,472	2,922	—	36,394	33,724	116	2	33,842
Percentage rent	1,487	3	—	1,490	1,499	(45)	—	1,454
Lease termination revenue	440	144	—	584	552	—	—	552
Other real estate revenues	4,440	269	1	4,710	3,436	2	—	3,438

TOTAL REAL ESTATE REVENUES	112,802	7,809	46	120,657	111,684	644	84	112,412

Property operating expenses:
CAM and real estate taxes	(31,055)	(2,405)	(6)	(33,466)	(30,123)	(210)	(8)	(30,341)
Utilities	(7,034)	(330)	1	(7,363)	(6,999)	(14)	—	(7,013)
Other property operating expenses	(6,800)	(522)	(1)	(7,323)	(6,336)	4	(2)	(6,334)

TOTAL PROPERTY OPERATING EXPENSES	(44,889)	(3,257)	(6)	(48,152)	(43,458)	(220)	(10)	(43,688)

NET OPERATING INCOME	$67,913	$4,552	$40	$72,505	$68,226	$424	$74	$68,724

	Three months ended September 30, 2006			Three months ended September 30, 2005
RETAIL SAME PROPERTY COMPARISON	Malls	Power and Strip Centers	Total	Malls	Power and Strip Centers	Total
Real estate revenues:
Base rent	$65,465	$7,498	$72,963	$65,106	$7,367	$72,473
Expense reimbursements	31,879	1,593	33,472	32,189	1,535	33,724
Percentage rent	1,442	45	1,487	1,451	48	1,499
Lease termination revenue	440	—	440	177	375	552
Other real estate revenues	4,385	55	4,440	3,367	69	3,436

TOTAL REAL ESTATE REVENUES	103,611	9,191	112,802	102,290	9,394	111,684

Property operating expenses:
CAM and real estate taxes	(29,513)	(1,542)	(31,055)	(28,447)	(1,676)	(30,123)
Utilities	(6,987)	(47)	(7,034)	(6,960)	(39)	(6,999)
Other property operating expenses	(6,695)	(105)	(6,800)	(6,159)	(177)	(6,336)

TOTAL PROPERTY OPERATING EXPENSES	(43,195)	(1,694)	(44,889)	(41,566)	(1,892)	(43,458)

NET OPERATING INCOME	$60,416	$7,497	$67,913	$60,724	$7,502	$68,226

(1)	Totals include PREIT’s proportionate share of partnership operations in order to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Nine Months Ended September 30, 2006

(in thousands)

	Nine months ended September 30, 2006				Nine months ended September 30, 2005
SAME PROPERTY/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenues:
Base rent	$209,278	$21,907	$138	$231,323	$208,185	$9,364	$343	$217,892
Expense reimbursements	94,567	12,397	—	106,964	94,737	4,020	27	98,784
Percentage rent	5,006	317	—	5,323	5,817	253	(1)	6,069
Lease termination revenue	2,620	379	(1)	2,998	1,801	945	—	2,746
Other real estate revenues	12,169	939	—	13,108	9,472	323	—	9,795

TOTAL REAL ESTATE REVENUES	323,640	35,939	137	359,716	320,012	14,905	369	335,286

Property operating expenses:
CAM and real estate taxes	(87,889)	(10,812)	(14)	(98,715)	(86,004)	(4,153)	(37)	(90,194)
Utilities	(17,715)	(1,681)	—	(19,396)	(17,849)	(592)	—	(18,441)
Other property operating expenses	(19,078)	(1,815)	(2)	(20,895)	(16,981)	(828)	(7)	(17,816)

TOTAL PROPERTY OPERATING EXPENSES	(124,682)	(14,308)	(16)	(139,006)	(120,834)	(5,573)	(44)	(126,451)

NET OPERATING INCOME	$198,958	$21,631	$121	$220,710	$199,178	$9,332	$325	$208,835

	Nine months ended September 30, 2006			Nine months ended September 30, 2005
RETAIL SAME PROPERTY COMPARISON	Malls	Power and Strip Centers	Total	Malls	Power and Strip Centers	Total
Real estate revenues:
Base rent	$186,971	$22,307	$209,278	$185,859	$22,326	$208,185
Expense reimbursements	89,769	4,798	94,567	89,915	4,822	94,737
Percentage rent	4,916	90	5,006	5,703	114	5,817
Lease termination revenue	2,863	2	2,865	1,248	553	1,801
Other real estate revenues	11,762	162	11,924	9,306	166	9,472

TOTAL REAL ESTATE REVENUES	296,281	27,359	323,640	292,031	27,981	320,012

Property operating expenses:
CAM and real estate taxes	(83,150)	(4,739)	(87,889)	(81,068)	(4,936)	(86,004)
Utilities	(17,589)	(127)	(17,716)	(17,731)	(118)	(17,849)
Other property operating expenses	(18,589)	(488)	(19,077)	(16,332)	(649)	(16,981)

TOTAL PROPERTY OPERATING EXPENSES	(119,328)	(5,354)	(124,682)	(115,131)	(5,703)	(120,834)

NET OPERATING INCOME	$176,953	$22,005	$198,958	$176,900	$22,278	$199,178

(1)	Totals include PREIT’s proportionate share of partnership operations in order to reflect the Company’s share of the total revenues and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings (Loss) Per Share

(in thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
Income from continuing operations	$3,189	$14,334	$7,303	$33,021
Dividends on preferred shares	(3,403)	(3,403)	(10,209)	(10,209)

Income (loss allocable) from continuing operations available to common shareholders	(214)	10,931	(2,906)	22,812
Dividends on unvested restricted shares	(247)	(265)	(796)	(770)

Income/(loss) from continuing operations used to calculate earnings per share - basic	(461)	10,666	(3,702)	22,042
Minority interest in properties-continuing operations	—	42	—	127

Income/(loss) from continuing operations used to calculate earnings per share - diluted	$(461)	$10,708	$(3,702)	$22,169

Income from discontinued operations	$1,355	$3,561	$1,745	$5,169

Basic earnings per share:
Income/(loss) from continuing operations	$(0.01)	$0.29	$(0.10)	$0.61
Income from discontinued operations	0.03	0.10	0.05	0.14

	$0.02	$0.39	$(0.05)	$0.75

Diluted earnings per share:
Income/(loss) from continuing operations	$(0.01)	$0.29	$(0.10)	$0.60
Income from discontinued operations	0.03	0.10	0.05	0.14

	$0.02	$0.39	$(0.05)	$0.74

Weighted average of common shares outstanding	36,721	36,609	36,646	36,490

Weighted average of unvested restricted stock	(439)	(460)	(457)	(441)

Weighted average shares outstanding - basic	36,282	36,149	36,189	36,049

Weighted average effect of common share equivalents (1)	—	697	—	675

Total weighted average shares outstanding-diluted	36,282	36,846	36,189	36,724

(1)	Effect of common share equivalents are anti-dilutive due to the loss from continuing operations allocable to common shareholders for the three and nine months ended September 30, 2006, and therefore the effect of common share equivalents is not included for the calculation of diluted EPS.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended September 30,			Nine months ended September 30,		Year Ended December 31,
	2006		2005(1)	2006	2005(1)	2005(1)
FUNDS FROM OPERATIONS (FFO)
Net income	$4,544		$17,895	$9,048	$38,190	$57,629
Dividends on preferred shares	(3,403)		(3,403)	(10,209)	(10,209)	(13,612)

Net income available (loss allocable) to common shareholders	1,141		14,492	(1,161)	27,981	44,017
Minority interest	536		2,265	1,123	4,963	7,404
Gains on sales of interests in real estate	—		(5,024)	—	(5,661)	(5,586)
Gains on sales of discontinued operations	(1,414)		(3,736)	(1,414)	(3,736)	(6,158)
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	30,552		27,062	93,165	79,449	108,145
Unconsolidated partnerships	1,679		1,103	5,255	3,287	4,582
Discontinued operations	41		178	144	523	433

FFO	$32,535		$36,340	$97,112	$106,806	$152,837

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$32,535		$36,340	$97,112	$106,806	$152,837
Adjustments:
Straight line rent	(818)		(1,175)	(2,179)	(3,206)	(4,374)
Recurring capital expenditures	(8,116)		(5,390)	(12,016)	(10,231)	(15,357)
Tenant allowances	(5,460)		(4,139)	(12,899)	(11,837)	(18,201)
Capitalized leasing costs	(1,129)		(801)	(3,472)	(2,563)	(3,574)
Amortization of debt premium	(3,349)		(4,851)	(10,496)	(14,528)	(18,773)
Amortization of above and below market lease intangibles	134		68	196	507	1,384

FAD	$13,797		$20,052	$56,246	$64,948	$93,942

Weighted average of common shares outstanding	36,282		36,149	36,189	36,049	36,090
Weighted average of OP Units outstanding	4,081		4,593	4,125	4,621	4,580

Weighted average shares and OP Units outstanding-basic	40,363		40,742	40,314	40,670	40,670
Weighted average effect of common share equivalents	560		697	590	675	673

Total weighted average shares outstanding, including OP Units	40,923		41,439	40,904	41,345	41,343

Net income/(loss) per share (diluted)	$0.02		$0.39	$(0.05)	$0.74	$1.17

FFO per diluted share	$0.80		$0.88	$2.37	$2.58	$3.70
FAD per diluted share	$0.34		$0.49	$1.38	$1.57	$2.27

Dividend per Common Share	$0.57		$0.57	$1.71	$1.68	$2.25

PAYOUT RATIOS

Payout Ratio of FFO	65.3	%(3)				60.9%

Payout Ratio of FAD	111.0	%(3)				99.0%

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.
(3)	Twelve months ended September 30, 2006.

Pennsylvania Real Estate Investment Trust

Summary of Executed Leases

	Number	GLA	Average Previous Base Rent psf	Average New Base Rent psf	Increase/Decrease in Base Rent psf	%Increase/ Decrease in Base Rent psf	Annualized Tenant Improvements psf (1)
Previously Leased Space:

1st Quarter	22	119,428	$17.84	$19.98	$2.14	12%	$1.54
2nd Quarter	40	92,261	27.18	31.58	4.40	16%	1.72
3rd Quarter (2)	33	88,803	29.74	28.67	(1.07)	-4%	1.11

Total/Weighted Average	95	300,492	$24.23	$26.11	$1.88	8%	$1.47

Previously Vacant Space:

1st Quarter	36	147,378	$—	$21.13	$21.13	N/A	$2.91
2nd Quarter	42	117,101	—	23.56	23.56	N/A	1.63
3rd Quarter	30	119,513	—	21.35	21.35	N/A	1.64

Total/Weighted Average	108	383,992	$—	$21.94	$21.94	N/A	$2.12

Non-Anchor Renewal: (3)

1st Quarter	139	710,798	$14.85	$15.45	$0.60	4%	$0.10
2nd Quarter	119	312,399	24.16	26.04	1.88	8%	0.20
3rd Quarter	95	310,527	22.50	25.76	3.26	14%	3.26

Total/Weighted Average	353	1,333,724	$19.99	$21.56	$1.57	8%	$0.66

Anchor Renewal: (3)

1st Quarter	2	244,805	$1.93	$1.93	$—	0%	$—
2nd Quarter	3	243,596	3.31	3.35	0.04	1%	—
3rd Quarter	1	96,268	3.02	3.02	—	0%	—

Total/Weighted Average	6	584,669	$2.68	$2.70	$0.02	1%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.
(2)	The leasing spreads for transactions completed in the 3rd quarter were impacted by the restructuring of seven Sam Goody’s and Suncoast leases. Excluding these transactions, new rent on previously owned space averaged $33.41 per square foot, an increase of $5.27 per square foot, or 19%, over an average expiring rent of $28.14 per square foot.
(3)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	September 30, 2006			September 30, 2005			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average	$24.18	88.7%	85.7%	$23.27	90.9%	85.9%	3.9%	-2.2%	-0.2%
Power Centers and Strip Centers weighted average	$15.67	97.6%	96.2%	$15.46	97.3%	95.8%	1.4%	0.3%	0.4%
Retail Portfolio weighted average	$22.77	89.8%	87.3%	$22.09	91.8%	87.5%	3.1%	-1.9%	-0.2%
Consolidated Properties	$23.09	89.0%	86.0%	$22.72	91.1%	84.1%	1.6%	-2.1%	1.9%
Unconsolidated Properties	$21.01	97.0%	95.8%	$18.99	97.6%	96.4%	10.6%	-0.5%	-0.6%
Same Properties	$22.19	89.9%	87.3%	$21.93	91.8%	87.5%	1.2%	-1.9%	-0.2%
New	$35.17	88.1%	86.8%	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania Real Estate Investment Trust

Mall Sales and Rents Per Square Foot

		September 30, 2006			September 30, 2005			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(3)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(3)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(3)
Sales per square foot over $400	36.2%
Lehigh Valley Mall		$31.47	$491	8.5%	$29.72	$470	8.7%	5.9%	4.4%	-0.3%
Cherry Hill Mall		37.72	475	13.0%	36.20	450	13.7%	4.2%	5.6%	-0.7%
The Mall at Prince Georges		25.53	455	11.6%	25.70	435	11.4%	-0.7%	4.6%	0.2%
Patrick Henry Mall		31.89	451	10.5%	32.21	450	9.9%	-1.0%	0.1%	0.6%
Willow Grove Park		39.88	441	14.0%	38.87	416	14.3%	2.6%	6.1%	-0.3%
Jacksonville Mall		24.22	439	9.6%	23.51	401	9.3%	3.0%	9.4%	0.3%
Dartmouth Mall		20.95	436	10.6%	19.90	427	10.9%	5.3%	2.1%	-0.3%
Moorestown Mall		27.43	419	13.9%	25.54	382	14.7%	7.4%	9.8%	-0.8%
The Gallery at Market East		31.95	410	11.9%	32.30	390	11.9%	-1.1%	5.1%	0.0%

Sales per square foot between $350 - $400	19.4%
Springfield Mall		32.55	393	13.3%	N/A	N/A	N/A	N/A	N/A	N/A
Exton Square Mall		33.54	385	14.7%	33.55	365	15.4%	0.0%	5.3%	-0.7%
Viewmont Mall		24.34	378	11.2%	23.43	365	11.1%	3.9%	3.6%	0.1%
Woodland Mall		36.59	372	20.1%	N/A	N/A	N/A	N/A	N/A	N/A
Valley Mall		18.97	353	9.7%	17.99	339	9.9%	5.5%	3.9%	-0.2%
Capital City Mall		25.89	351	11.4%	23.32	347	10.6%	11.0%	1.3%	0.8%

Sales per square foot between $300 - $349	23.1%
Valley View Mall		24.44	349	12.0%	23.33	325	12.2%	4.8%	7.3%	-0.2%
Wyoming Valley Mall		25.61	347	12.3%	22.98	344	11.6%	11.4%	1.0%	0.7%
Cumberland Mall		16.47	341	11.3%	16.15	347	11.2%	2.0%	-1.7%	0.0%
Orlando Fashion Square		25.99	334	13.9%	25.92	332	13.8%	0.3%	0.7%	0.1%
Francis Scott Key Mall		22.81	333	9.9%	22.62	296	10.2%	0.8%	12.6%	-0.3%
South Mall		16.14	312	9.8%	15.51	302	9.5%	4.1%	3.4%	0.2%
Wiregrass Mall		22.65	310	10.0%	21.50	283	10.6%	5.3%	9.6%	-0.6%
Palmer Park Mall		22.46	306	11.0%	21.72	309	11.1%	3.4%	-0.9%	-0.1%
Magnolia Mall		27.74	303	13.1%	24.36	303	12.8%	13.8%	-0.1%	0.4%
Logan Valley Mall		21.17	301	11.4%	21.41	298	11.5%	-1.1%	0.9%	-0.1%

Sales per square foot under $300	21.3%
Phillipsburg Mall		23.28	296	12.1%	23.66	313	11.8%	-1.6%	-5.4%	0.4%
Washington Crown Center		15.84	294	11.7%	16.70	301	11.1%	-5.1%	-2.2%	0.6%
North Hanover Mall		20.56	290	9.8%	20.08	282	9.5%	2.4%	3.1%	0.3%
New River Valley Mall		15.83	287	11.1%	19.04	293	10.4%	-16.9%	-1.9%	0.7%
Gadsden Mall		18.25	278	11.1%	19.35	288	10.6%	-5.7%	-3.4%	0.6%
Plymouth Meeting		18.37	275	13.0%	19.35	263	14.6%	-5.1%	4.8%	-1.6%
Uniontown Mall		15.28	272	10.1%	15.52	287	10.4%	-1.6%	-5.3%	-0.2%
Nittany Mall		20.05	264	11.1%	20.72	263	11.3%	-3.2%	0.2%	-0.3%
Beaver Valley Mall		15.64	262	14.7%	16.40	252	14.9%	-4.6%	4.1%	-0.2%
Crossroads Mall		16.88	262	9.3%	16.35	275	9.0%	3.3%	-4.9%	0.3%
Chambersburg Mall		17.63	249	10.6%	20.90	246	11.7%	-15.7%	1.1%	-1.1%
Lycoming Mall		14.22	236	11.1%	15.40	229	11.4%	-7.7%	3.2%	-0.3%
Echelon Mall		18.58	206	14.6%	21.03	217	15.7%	-11.6%	-4.9%	-1.1%
Schuylkill Mall		11.27	178	9.3%	11.50	193	9.4%	-1.9%	-7.9%	-0.1%

Enclosed Malls weighted average		$24.18	$351	12.0%	$23.27	$338	11.8%	3.9%	3.8%	0.2%

Consolidated Properties		$23.69	$343	12.2%	$22.96	$332	12.0%	3.2%	3.4%	0.2%
Unconsolidated Properties		$31.81	$452	10.1%	$29.72	$470	8.7%	7.0%	-3.9%	1.4%
Same Properties		$23.56	$349	11.6%	$23.27	$338	11.8%	1.2%	3.2%	-0.2%
New		$35.17	$381	17.0%	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent includes all non-anchor space owned by the Company.
(2)	Based on reported sales by tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Based on all comparable non-anchor tenants that have occupied their space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy

	September 30, 2006		September 30, 2005		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	91.5%	81.5%	90.7%	79.8%	0.8%	1.6%
Capital City Mall	93.3%	88.5%	95.8%	92.4%	-2.5%	-3.9%
Chambersburg Mall	91.4%	81.7%	91.1%	80.9%	0.4%	0.8%
Cherry Hill Mall	63.4%	95.3%	95.0%	95.0%	-31.6%	0.3%
Crossroads Mall	94.5%	87.2%	96.2%	91.0%	-1.7%	-3.8%
Cumberland Mall	97.9%	96.4%	98.8%	97.8%	-0.8%	-1.4%
Dartmouth Mall	96.3%	93.9%	95.9%	93.2%	0.4%	0.7%
Echelon Mall	29.2%	48.2%	32.0%	53.0%	-2.8%	-4.7%
Exton Square Mall	93.7%	86.1%	92.1%	82.8%	1.5%	3.3%
Francis Scott Key Mall (1)	97.1%	93.8%	94.8%	89.2%	2.4%	4.6%
Gadsden Mall	94.7%	87.5%	95.0%	88.2%	-0.3%	-0.7%
The Gallery at Market East	86.9%	82.7%	81.9%	76.2%	5.0%	6.6%
Jacksonville Mall	95.8%	91.5%	97.3%	94.5%	-1.5%	-3.0%
Lehigh Valley Mall	96.1%	94.3%	95.3%	93.2%	0.8%	1.1%
Logan Valley Mall	97.5%	93.9%	96.5%	91.8%	0.9%	2.2%
Lycoming Mall (1)	93.8%	88.4%	89.1%	78.9%	4.7%	9.5%
Magnolia Mall	92.7%	81.8%	94.8%	86.6%	-2.0%	-4.9%
The Mall at Prince Georges	96.1%	91.4%	97.2%	93.4%	-1.1%	-2.0%
Moorestown Mall	91.5%	80.6%	92.8%	83.4%	-1.2%	-2.8%
New River Valley Mall (1)	97.4%	95.4%	78.2%	85.0%	19.2%	10.4%
Nittany Mall	94.5%	88.8%	93.2%	86.2%	1.3%	2.5%
North Hanover Mall	75.7%	74.6%	92.4%	79.1%	-16.7%	-4.6%
Orlando Fashion Square	91.7%	82.4%	90.2%	79.1%	1.5%	3.3%
Palmer Park Mall	100.0%	100.0%	99.8%	99.5%	0.2%	0.5%
Patrick Henry Mall	95.1%	90.5%	96.2%	92.5%	-1.1%	-2.0%
Phillipsburg Mall	92.3%	82.1%	91.8%	81.1%	0.5%	1.0%
Plymouth Meeting	86.0%	79.8%	90.0%	85.6%	-4.0%	-5.8%
Schuylkill Mall	73.4%	62.7%	74.3%	64.7%	-1.0%	-2.0%
South Mall	93.1%	87.1%	92.2%	85.3%	0.9%	1.8%
Springfield Mall	87.5%	87.5%	N/A	N/A	N/A	N/A
Uniontown Mall	94.6%	86.4%	95.2%	87.9%	-0.6%	-1.4%
Valley Mall	98.5%	97.2%	99.1%	98.4%	-0.6%	-1.1%
Valley View Mall (1)	87.0%	81.7%	92.0%	88.7%	-4.9%	-7.0%
Viewmont Mall	99.2%	98.0%	99.3%	98.3%	-0.1%	-0.3%
Washington Crown Center	90.2%	81.9%	91.8%	84.9%	-1.7%	-3.0%
Willow Grove Park	66.3%	88.8%	93.6%	89.3%	-27.3%	-0.6%
Wiregrass Mall	80.6%	80.6%	83.8%	83.8%	-3.1%	-3.1%
Woodland Mall	88.4%	86.4%	N/A	N/A	N/A	N/A
Wyoming Valley Mall	92.4%	78.5%	96.0%	88.7%	-3.6%	-10.2%

Enclosed Malls weighted average	88.7%	85.7%	90.9%	85.9%	-2.2%	-0.2%

Consolidated Properties	88.5%	85.3%	90.8%	85.6%	-2.3%	-0.3%
Unconsolidated Properties	93.9%	92.0%	95.3%	93.2%	-1.4%	-1.2%
Same Properties	88.7%	85.7%	90.9%	85.9%	-2.2%	-0.3%
New	88.1%	86.8%	N/A	N/A	N/A	N/A

(1)	Reflects the decommissioning of space related to redevelopment activity. A space is decommissioned once tenant relocations have been completed and demolition/reconfiguration of the former space has commenced. Space is recommissioned once the first tenant in the new/reconfigured wing or area is open and the remaining space is in leaseable condition.

Pennsylvania Real Estate Investment Trust

Power Center and Strip Center Rents Per Square Foot and Occupancy Percentages

	September 30, 2006			September 30, 2005			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Power and Strip Centers
Christiana Power Center	$20.83	100.0%	100.0%	$20.83	100.0%	100.0%	0.0%	0.0%	0.0%
The Commons at Magnolia	13.52	93.0%	87.8%	13.26	100.0%	100.0%	2.0%	-7.0%	-12.2%
The Court at Oxford Valley	16.16	100.0%	100.0%	15.37	100.0%	100.0%	5.1%	0.0%	0.0%
Creekview Shopping Center	14.64	100.0%	100.0%	14.47	100.0%	100.0%	1.2%	0.0%	0.0%
Crest Plaza	16.89	96.6%	93.6%	16.39	98.1%	96.4%	3.0%	-1.5%	-2.8%
Metroplex Shopping Center	19.09	100.0%	100.0%	18.23	100.0%	100.0%	4.7%	0.0%	0.0%
Northeast Tower Center	14.83	96.6%	94.4%	14.63	96.6%	94.4%	1.3%	0.0%	0.0%
Paxton Towne Centre	15.27	93.5%	90.3%	15.99	90.0%	84.9%	-4.5%	3.5%	5.4%
Red Rose Commons	13.86	99.2%	99.2%	13.86	99.2%	99.2%	0.0%	0.0%	0.0%
Springfield Park	20.31	87.8%	64.3%	19.65	84.2%	53.7%	3.3%	3.6%	10.6%
Whitehall Mall	10.46	98.1%	96.0%	10.17	98.5%	96.6%	2.9%	-0.4%	-0.6%

Weighted Average	$15.67	97.6%	96.2%	$15.46	97.3%	95.8%	1.4%	0.3%	0.4%

Consolidated Properties	$15.83	96.4%	94.0%	$15.96	96.0%	93.2%	-0.9%	0.4%	0.8%
Unconsolidated Properties	$15.58	98.5%	97.8%	$15.13	98.4%	97.5%	2.9%	0.1%	0.2%
Same Properties	$15.67	97.6%	96.2%	$15.46	97.3%	95.8%	1.4%	0.3%	0.4%

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Base Rent)

(dollars in thousands)

	Number of Stores			GLA of Stores			Base Rent
Tenant (1)	Minimum Rent	% Rent In Lieu of Minimum Rent or Common Area Costs (2)	Total	Minimum Rent	% Rent In Lieu of Minimum Rent or Common Area Costs (2)	Total	Annualized Base Rent	PREIT’s share of Annualized Minimum Rent (3)		Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	54	3	57	685,221	24,606	709,827	$13,769	$12,770		4.12%
Limited Brands, Inc.	85	18	103	521,572	77,264	598,836	13,175	12,467		4.02%
Foot Locker, Inc.	81	5	86	422,588	10,415	433,003	8,886	8,442		2.72%
JC Penney Company, Inc.	24	5	29	2,295,459	824,327	3,119,786	7,099	7,099		2.29%
Zale Corporation	91	0	91	76,314	—	76,314	6,325	6,041		1.95%
Sears Holding Corporation	26	5	31	2,999,421	726,263	3,725,684	6,180	6,036		1.95%
Luxottica Group S.p.A.	86	3	89	156,491	1,340	157,831	5,404	5,031		1.62%
American Eagle Outfitters, Inc.	32	2	34	178,796	8,813	187,609	4,837	4,626		1.49%
Sterling Jewelers, Inc.	45	0	45	64,942	—	64,942	4,622	4,434		1.43%
Hallmark Cards, Inc.	53	6	59	182,894	26,854	209,748	4,296	4,148		1.34%
Transworld Entertainment Corp.	39	6	45	173,340	25,208	198,548	4,158	3,926		1.27%
Borders Group Inc.	32	2	34	207,360	7,976	215,336	4,055	3,788		1.22%
The Finish Line, Inc.	32	4	36	156,680	17,627	174,307	3,428	3,376		1.09%
Regis Corporation	93	0	93	112,810	—	112,810	3,473	3,344		1.08%
Pacific Sunwear of California	35	5	40	120,896	17,828	138,724	3,202	3,052		0.98%
Dick’s Sporting Goods	6	0	6	294,958	—	294,958	3,870	2,993		0.97%
Aeropostale, Inc.	34	0	34	115,732	—	115,732	2,977	2,826		0.91%
GameStop Corp.	56	0	56	69,299	—	69,299	2,875	2,773		0.89%
The Bon Ton Dept Stores, Inc	12	1	13	1,008,613	60,916	1,069,529	2,768	2,768		0.89%
Genesco, Inc.	58	0	58	66,542	—	66,542	2,802	2,766		0.89%

Total Top 20 Tenants	974	65	1,039	9,909,928	1,829,437	11,739,365	$108,201	$102,706		33.14%

Total Retail Leases			3,610			23,888,463	$330,452	$309,916	(4)	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage rent in lieu of fixed rent or common area costs are not included in annualized base rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	PREIT’s share of annualized base rent is derived by annualizing 3rd quarter base rent. Straight line rent is not included in the base rent figures.

Pennsylvania Real Estate Investment Trust

Lease Expirations

(dollars in thousands except psf amounts)

Non-Anchors(1)

		Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Base Rent psf
Holdovers (2)	137	343,496	2.8%	$7,570	$6,837	2.5%	$22.04
2006	98	235,363	1.9%	5,478	5,117	1.9%	23.27
2007	489	1,249,652	10.2%	28,742	27,437	10.1%	23.00
2008	434	1,246,105	10.2%	31,007	29,943	11.0%	24.88
2009	429	1,167,809	9.5%	30,090	29,081	10.7%	25.77
2010	440	1,454,850	11.9%	34,840	33,296	12.3%	23.95
2011	346	1,481,180	12.1%	34,917	31,044	11.4%	23.57
2012	233	1,000,678	8.2%	25,365	23,106	8.5%	25.35
2013	189	640,284	5.2%	16,060	14,813	5.4%	25.08
2014	156	565,841	4.6%	15,551	13,646	5.0%	27.48
2015	183	788,747	6.4%	20,363	18,088	6.6%	25.82
Thereafter	353	2,092,479	17.0%	42,246	39,627	14.6%	20.19

Total/Average	3,487	12,266,484	100.0%	$292,229	$272,035	100.0%	$23.82

Anchors(1)

		Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Base Rent psf
Holdovers (2)	1	85,483	0.7%	$—	$—	0.0%	$—
2006	—	—	0.0%	—	—	0.0%	—
2007	7	570,912	4.9%	1,550	1,540	4.4%	2.71
2008	15	1,152,226	9.9%	3,075	3,075	8.7%	2.67
2009	12	929,598	8.0%	2,714	2,322	6.6%	2.92
2010	22	2,089,444	18.0%	6,144	6,144	17.4%	2.94
2011	23	1,885,550	16.3%	6,471	5,348	15.1%	3.43
2012	5	554,129	4.8%	1,027	990	2.8%	1.85
2013	6	452,530	3.9%	2,729	2,729	7.7%	6.03
2014	6	662,582	5.7%	2,081	2,081	5.9%	3.14
2015	1	85,212	0.7%	469	469	1.3%	5.50
Thereafter	25	3,154,313	27.1%	11,963	10,632	30.1%	3.79

Total/Average	123	11,621,979	100.0%	$38,223	$35,330	100.0%	$3.29

(1)	Only includes owned space.
(2)	Includes all tenant leases which have already expired and are on a month-to-month basis.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust

Gross Leasable Area Summary as of September 30, 2006

	Owned GLA			GLA Not Owned	Total GLA
	Anchors	Non-anchors	Total
Malls (1)
Beaver Valley Mall	511,267	430,312	941,579	204,770	1,146,349
Capital City Mall	204,301	286,713	491,014	120,000	611,014
Chambersburg Mall	241,690	212,308	453,998	—	453,998
Cherry Hill Mall	261,885	519,712	781,597	478,885	1,260,482
Crossroads Mall	256,248	195,528	451,776	—	451,776
Cumberland Mall	283,365	385,384	668,749	273,230	941,979
Dartmouth Mall	208,460	322,520	530,980	140,000	670,980
Echelon Mall	297,323	432,137	729,460	396,783	1,126,243
Exton Square Mall	440,301	369,989	810,290	277,468	1,087,758
Francis Scott Key Mall	291,620	253,480	545,100	139,333	684,433
Gadsden Mall	274,060	203,241	477,301	—	477,301
The Gallery at Market East	127,271	397,928	525,199	—	525,199
Jacksonville Mall	242,115	233,605	475,720	—	475,720
Lehigh Valley Mall	212,000	451,314	663,314	371,986	1,035,300
Logan Valley Mall	454,387	327,348	781,735	—	781,735
Lycoming Mall	321,441	370,113	691,554	120,000	811,554
Magnolia Mall	343,118	228,597	571,715	—	571,715
The Mall at Prince Georges	479,619	396,291	875,910	—	875,910
Moorestown Mall	408,356	315,878	724,234	321,200	1,045,434
New River Valley Mall	175,306	220,413	395,719	—	395,719
Nittany Mall	221,462	215,654	437,116	95,000	532,116
North Hanover Mall	286,277	164,903	451,180	—	451,180
Orlando Fashion Square	491,999	436,895	928,894	155,576	1,084,470
Palmer Park Mall	314,235	143,474	457,709	—	457,709
Patrick Henry Mall	279,619	296,229	575,848	140,000	715,848
Phillipsburg Mall	326,170	246,380	572,550	—	572,550
Plymouth Meeting Mall	185,000	413,744	598,744	214,635	813,379
Schuylkill Mall	346,990	318,756	665,746	60,916	726,662
South Mall	188,858	216,355	405,213	—	405,213
Springfield Mall	—	221,519	221,519	367,176	588,695
Uniontown Mall	421,378	276,816	698,194	—	698,194
Valley Mall	294,348	364,983	659,331	243,400	902,731
Valley View Mall	96,357	235,445	331,802	254,596	586,398
Viewmont Mall	386,262	238,383	624,645	120,000	744,645
Washington Crown Center	245,401	290,539	535,940	140,095	676,035
Willow Grove Park	453,740	336,629	790,369	413,121	1,203,490
Wiregrass Commons	—	229,826	229,826	403,163	632,989
Woodland Mall	71,000	413,304	484,304	725,186	1,209,490
Wyoming Valley Mall	592,110	321,802	913,912	—	913,912

Total Malls (39 properties)	11,235,339	11,934,447	23,169,786	6,176,519	29,346,305

Power and Strip Centers
Christiana Power Center	190,814	111,595	302,409	—	302,409
The Court at Oxford Valley	176,831	280,032	456,863	247,623	704,486
Creekview Shopping Center	—	136,086	136,086	288,916	425,002
Crest Plaza Shopping Center	53,445	60,826	114,271	143,130	257,401
The Commons at Magnolia	51,574	67,615	119,189	126,200	245,389
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
Northeast Tower Center	119,388	182,521	301,909	175,311	477,220
Paxton Towne Centre	151,627	297,836	449,463	273,058	722,521
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	43,432	126,971	145,669	272,640
Whitehall Mall	294,635	262,384	557,019	—	557,019

Total Power and Strip Centers (11 properties)	1,189,038	2,116,055	3,305,093	1,900,226	5,205,319

CONSOLIDATED PROPERTIES	11,590,187	12,118,093	23,708,280	6,443,972	30,152,252
UNCONSOLIDATED PROPERTIES	834,190	1,932,409	2,766,599	1,632,773	4,399,372
TOTAL PROPERTIES	12,424,377	14,050,502	26,474,879	8,076,745	34,551,624

(1)	Does not include 108,100 sf at Westgate anchor pad in Bethlehem, PA leased to Bon-Ton with expiration date of 11/23/2010.

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2006

Properties (1)	Same Store/New	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors / Majors Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	Same Store Redevelopment	100%	2002	1970/1991	15	Boscov’s JC Penney Sears Macy’s	9/30/18 9/30/17 8/15/11 (4)

Capital City Mall Camp Hill, PA	Same Store Redevelopment	100%	2003	1974/2005	1	JC Penney Macy’s Sears	11/30/10 (4) 7/28/09

Chambersburg Mall (2) Chambersburg, PA	Same Store	89%	2003	1982	24	Bon-Ton JC Penney Sears Value City	1/28/11 3/31/12 2/9/10 2/28/07

Cherry Hill Mall Cherry Hill, NJ	Same Store Redevelopment	100%	2003	1961/1990	16	JC Penney Macy’s	(4) (4)

Crossroads Mall Beckley, WV	Same Store	100%	2003	1981	25	Sears JC Penney Belk	3/31/11 12/31/11 11/4/08

Cumberland Mall Vineland, NJ	Same Store Redevelopment	100%	2005	1973/2003	3	Boscov’s BJ’s Home Depot JC Penney Value City	(4) (4) 10/31/19 11/30/08 7/31/08

Dartmouth Mall Dartmouth, MA	Same Store	100%	1997	1971/2000	6	JC Penney Sears Macy’s	7/31/09 4/12/16 (4)

Echelon Mall Voorhees, NJ	Same Store Redevelopment	100%	2003	1970/1998	8	Boscov’s Macy’s	(4) (4)

Exton Square Mall Exton, PA	Same Store	100%	2003	1973/2000	6	Boscov’s JC Penney K-Mart Sears Macy’s	10/31/19 5/31/20 (4) 1/31/20 (4)

Francis Scott Key Mall (2) Frederick, MD	Same Store Redevelopment	89%	2003	1978/1991	15	Macy’s Sears JC Penney Value City	(4) 7/31/08 9/30/11 6/30/10

Gadsden Mall Gadsden, AL	Same Store	100%	2005	1974/1990	16	Belk McRae’s Sears	2/19/11 7/31/14 3/5/09

The Gallery at Market East (3) Philadelphia, PA	Same Store	100%	2003	1977/1990	16	Burlington Coat Factory	2/28/32

Jacksonville Mall Jacksonville, NC	Same Store	100%	2003	1981/1998	8	Belk JC Penney Sears	8/21/11 8/31/10 8/4/11

Lehigh Valley Mall (4) Allentown, PA	Same Store Redevelopment	50%	1973	1977/1996	10	Macy’s JC Penney Boscov’s	7/31/12 (4) (4)

Logan Valley Mall Altoona, PA	Same Store	100%	2003	1960/1997	9	JC Penney Macy’s Sears	6/30/17 1/31/10 10/31/16

Lycoming Mall (2) Pennsdale, PA	Same Store Redevelopment	89%	2003	1978/1990	16	Bon-Ton JC Penney Macy’s Sears Value City	7/31/11 10/31/10 (4) 7/31/08 7/31/08

Magnolia Mall Florence, SC	Same Store Redevelopment	100%	1997	1979/1992	14	Belk Best Buy JC Penney Sears	1/31/11 1/31/13 3/31/07 10/16/09

The Mall at Prince Georges Hyattsville, MD	Same Store	100%	1998	1959/2004	2	JC Penney Macy’s Target	7/31/11 10/31/08 1/31/10

Moorestown Mall Moorestown, NJ	Same Store	100%	2003	1963/2000	6	Boscov’s Lord & Taylor Sears Macy’s	10/31/10 (4) 10/5/22 (4)

New River Valley Mall (2) Christiansburg, VA	Same Store Redevelopment	89%	2003	1988	18	Belk JC Penney Sears	4/19/08 3/31/08 8/2/08

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2006 (continued)

Properties (1)	Same Store/New	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors / Majors Tenants	Lease Expiration
Nittany Mall (2) State College, PA	Same Store	89%	2003	1968/1990	16	Bon-Ton JC Penney Macy’s Sears	1/31/08 7/31/10 (4) 8/31/10

North Hanover Mall (2) Hanover, PA	Same Store	89%	2003	1967/1999	7	JC Penney Black Rose Antiques Sears	1/31/11 N/A 11/30/09

Orlando Fashion Square Orlando, FL	Same Store	100%	2004	1973/2003	3	Macy’s Dillard’s JC Penney Sears	10/31/71 1/31/14 4/30/13 (4)

Palmer Park Mall Easton, PA	Same Store	100%	1972/2003	1972/1998	8	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall(2) Newport News, VA	Same Store Redevelopment	89%	2003	1988/2005	1	Dillard’s Dick’s Sporting Goods JC Penney Macy’s	9/22/13 1/31/22 10/31/15 (4)

Phillipsburg Mall(2) Phillipsburg, NJ	Same Store	89%	2003	1989/2003	3	Bon-Ton JC Penney Sears Kohl’s	1/31/10 3/31/10 4/30/09 1/31/25

Plymouth Meeting Mall Plymouth Meeting, PA	Same Store Redevelopment	100%	2003	1966/1999	7	AMC Theater Boscov’s Macy’s	12/31/18 10/31/16 (4)

Schuylkill Mall Frackville, PA	Same Store	100%	2003	1980/1991	15	K-Mart Sears Bon-Ton Black Diamond Antiques	10/31/10 10/31/10 (4) N/A

South Mall (2) Allentown, PA	Same Store	89%	2003	1975/1992	14	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/11 1/31/11

Springfield Mall Springfield, PA	New	50%	2005	1974/1997	9	Macy’s TBD	(4) (4)

Uniontown Mall (2) Uniontown, PA	Same Store	89%	2003	1972/1990	16	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/11 10/31/10 3/26/10 2/25/08 6/28/08 7/31/07

Valley Mall Hagerstown, MD	Same Store	100%	2003	1974/1999	7	Sears JC Penney Bon-Ton Macy’s	(4) 10/3/09 1/31/14 (4)

Valley View Mall La Crosse, WI	Same Store Redevelopment	100%	2003	1980/2001	5	JC Penney Herberger’s Macy’s Sears	7/31/10 (4) (4) (4)

Viewmont Mall (2) Scranton, PA	Same Store	89%	2003	1968/1996	10	JC Penney Sears Macy’s	10/31/10 12/31/10 (4)

Washington Crown Center (2) Washington, PA	Same Store	89%	2003	1969/1999	7	Sears Bon-Ton Gander Macy’s	8/17/09 1/31/10 7/24/13 (4)

Willow Grove Park Willow Grove, PA	Same Store Redevelopment	100%	2000/2003	1982/2001	5	Sears Bloomingdale’s Macy’s	(4) (4) 1/31/22

Wiregrass Commons Dothan, AL	Same Store	100%	2003	1986/1999	7	Dillard’s JC Penney McRaes Parisian	(4) (4) (4) (4)

Pennsylvania Real Estate Investment Trust

Property Information as of September 30, 2006 (continued)

Properties (1)	Same Store/New	Ownership Interest	Date Acquired	Year Built/Last Renovated	Years Since Renovation	Anchors / Majors Tenants	Lease Expiration
Woodland Mall Grand Rapids, MI	New	100%	2005	1968/1998	8	JCPenney Sears Macy’s Kohl’s	(4) (4) (4) 1/31/09

Wyoming Valley Mall Wilkes-Barre, PA	Same Store	100%	2003	1974/1995	11	Bon-Ton JC Penney Sears Macy’s	1/31/12 1/31/07 8/1/11 1/31/07

POWER CENTERS
Christiana Power Center Newark, DE	Same Store	100%	1998	1998	8	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Creekview Shopping Center Warrington, PA	Same Store	100%	1999	2001	5	Target Lowe’s Genuardi’s	(4) (4) 12/31/21

Metroplex Shopping Center (3) Plymouth Meeting, PA	Same Store	50%	1999	2001	5	Target Lowe’s Giant	(4) (4) 2/28/21

Northeast Tower Center Philadelphia, PA	Same Store	100%	1998/1999	1997/1998	8	Home Depot Raymour & Flanigan Wal-Mart	(4) (4) 1/31/14

Paxton Towne Centre Harrisburg, PA	Same Store	100%	1999	2001	5	Target Kohl’s Weis Markets Costco	(4) 1/25/21 11/30/20 (4)

Red Rose Commons (3) Lancaster, PA	Same Store	50%	1998	1998	8	Weis Markets Home Depot	(4) (4)

The Court at Oxford Valley (3) Langhorne, PA	Same Store	50%	1997	1996	10	Best Buy BJ’s Dick’s Sporting Goods Home Depot Linens N Things	12/31/11 (4) 4/15/11 (4) 2/14/17

Whitehall Mall (3) Allentown, PA	Same Store	50%	1964	1964/1998	8	Kohl’s Sears Bed, Bath & Beyond	3/9/07 9/18/11 1/31/10

STRIP CENTERS
Crest Plaza Shopping Center Allentown, PA	Same Store	100%	1964	1959/2003	3	Weis Market Target	10/31/14 (4)

Springfield Park I & II Springfield, PA	Same Store	50%	1997/1998	1997/1998	8	Target Bed, Bath & Beyond LA Fitness	(4) 1/31/09 3/31/17

The Commons at Magnolia Florence, SC	Same Store	100%	1999	1991/2002	4	Goody’s Target	5/31/12 (4)

(1)	Does not include 108,100 sf at Westgate Anchor pad in Bethlehem, PA leased to Bon-Ton with expiration date of 11/23/2010.
(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.
(3)	Property is managed by a third party.
(4)	Space is not owned by PREIT.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	September 30, 2006				December 31, 2005
	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total	GAAP	Share of Unconsolidated Partnerships	Assets Held for Sale	Total
ASSETS
Investments in real estate, at cost
Operating properties	$2,860,761	$182,214	$—	$3,042,975	$2,807,575	$169,301	$8,268	$2,985,144
Construction in progress	192,190	2,819	—	195,009	55,368	2,220	—	57,588
Land held for development	5,616	—	—	5,616	5,616	—	—	5,616
Other properties	—	—	1,489	1,489	—	—	1,504	1,504

TOTAL INVESTMENTS IN REAL ESTATE	3,058,567	185,033	1,489	3,245,089	2,868,559	171,521	9,772	3,049,852
Accumulated depreciation	(283,321)	(37,738)	—	(321,059)	(220,788)	(32,459)	—	(253,247)

Net investments in real estate	2,775,246	147,295	1,489	2,924,030	2,647,771	139,062	9,772	2,796,605

Investments in partnerships, at equity	39,447	(39,447)	—	—	41,536	(41,536)	—	—
Other assets:
Cash and cash equivalents	17,134	4,323	—	21,457	21,642	4,186	—	25,828
Rents and other receivables	41,285	9,651	—	50,936	46,492	11,407	—	57,899
Assets held for sale	1,551	—	(1,489)	62	17,720	—	(9,772)	7,948
Intangible assets	145,969	—	—	145,969	173,594	—	—	173,594
Deferred costs and other assets, net of accumulated amortization	77,383	8,837	—	86,220	69,792	12,151	—	81,943

TOTAL OTHER ASSETS	322,769	(16,636)	(1,489)	304,644	370,776	(13,792)	(9,772)	347,212
TOTAL ASSETS	$3,098,015	$130,659	$—	$3,228,674	$3,018,547	$125,270	$—	$3,143,817

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,578,598	$190,389	$—	$1,768,987	$1,332,066	$134,500	$17,114	$1,483,680
Debt premium on mortgage notes payable	29,988	—	—	29,988	40,066	—	—	40,066
Credit Facility	277,000	—	—	277,000	342,500	—	—	342,500
Corporate notes payable	—	—	—	—	94,400	—	—	94,400
Distributions in excess of partnership investments	64,971	(64,971)	—	—	13,353	(13,353)	—	—
Liabilities related to assets held for sale	48	—	—	48	18,233	—	(17,114)	1,119
Other liabilities	112,954	5,241	—	118,195	82,733	4,123	—	86,856

TOTAL LIABILITIES	2,063,559	130,659	—	2,194,218	1,923,351	125,270	—	2,048,621

Minority interest	103,671	—	—	103,671	118,320	—	—	118,320

Shareholders’ equity:
Shares of beneficial interest at $1 par	36,865	—	—	36,865	36,521	—	—	36,521
Preferred shares at $0.01 par	25	—	—	25	25	—	—	25
Capital contributed in excess of par	913,185	—	—	913,185	899,439	—	—	899,439
Accumulated other comprehensive income	8,145	—	—	8,145	4,377	—	—	4,377
(Distributions in excess of net income) retained earnings	(27,435)	—	—	(27,435)	36,514	—	—	36,514

TOTAL SHAREHOLDERS’ EQUITY	930,785	—	—	930,785	976,876	—	—	976,876

TOTAL LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY	$3,098,015	$130,659	$—	$3,228,674	$3,018,547	$125,270	$—	$3,143,817

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities in order to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	September 30, 2006				December 31, 2005
	Malls	Power and Strip Centers	Corporate and Other Properties	Total	Malls	Power and Strip Centers	Corporate and Other Properties	Total
ASSETS
Investments in real estate:
Investments in real estate, at cost	$2,851,816	$278,051	$115,222	$3,245,089	$2,720,316	$287,219	$42,317	$3,049,852
Accumulated depreciation	(265,250)	(55,809)	—	(321,059)	(201,176)	(52,071)	—	(253,247)

Net investments in real estate	2,586,566	222,242	115,222	2,924,030	2,519,140	235,148	42,317	2,796,605

Other assets:
Cash	11,732	2,451	7,274	21,457	16,288	3,674	5,866	25,828
Rents and other receivables	33,696	13,250	3,990	50,936	35,698	14,805	7,396	57,899
Assets held for sale		—	62	62	7,861	87	—	7,948
Intangible assets	134,164	—	11,805	145,969	161,765	—	11,829	173,594
Deferred costs and other assets, net of accumulated amortization	47,292	9,073	29,855	86,220	38,910	12,002	31,031	81,943

Total other assets	226,884	24,774	52,986	304,644	260,522	30,568	56,122	347,212

TOTAL ASSETS	$2,813,450	$247,016	$168,208	$3,228,674	$2,779,662	$265,716	$98,439	$3,143,817

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$1,676,037	$92,950	$—	$1,768,987	$1,393,727	$89,953	$—	$1,483,680
Debt premium on mortgage notes payable	29,287	701	—	29,988	39,094	972	—	40,066
Credit Facility	—	—	277,000	277,000	—	—	342,500	342,500
Corporate notes payable	—	—	—	—	—	—	94,400	94,400
Liabilities related to assets held for sale	—	—	48	48	1,094	4	21	1,119
Other liabilities	61,707	7,203	49,285	118,195	49,531	4,014	33,311	86,856

TOTAL LIABILITIES	1,767,031	100,854	326,333	2,194,218	1,483,446	94,943	470,232	2,048,621

Minority interest	2,538	—	101,133	103,671	3,016	—	115,304	118,320

Shareholders’ equity:
Shares of beneficial interest at $1 par	—	—	36,865	36,865	—	—	36,521	36,521
Preferred shares at $0.01 par	—	—	25	25	—	—	25	25
Capital contributed in excess of par	—	—	913,185	913,185	—	—	899,439	899,439
Accumulated other comprehensive income	—	—	8,145	8,145	—	—	4,377	4,377
(Distributions in excess of net income) retained earnings	—	—	(27,435)	(27,435)	—	—	36,514	36,514
Net investment	1,043,881	146,162	(1,190,043)	—	1,293,200	170,773	(1,463,973)	—

TOTAL SHAREHOLDERS’ EQUITY	1,043,881	146,162	(259,258)	930,785	1,293,200	170,773	(487,097)	976,876

TOTAL LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY	$2,813,450	$247,016	$168,208	$3,228,674	$2,779,662	$265,716	$98,439	$3,143,817

(1)	Total includes PREIT’s proportionate share of partnership assets and liabilities in order to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate

(in thousands)

	September 30, 2006			December 31, 2005
	Cost (1)	Accumulated Depreciation	Net Real Estate	Cost (1)	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$57,965	$7,237	$50,728	$56,003	$5,844	$50,159
Capital City Mall	91,396	6,512	84,884	88,628	4,550	84,078
Chambersburg Mall (2)	35,635	2,896	32,739	35,238	2,094	33,144
Cherry Hill Mall	229,765	17,685	212,080	209,683	13,478	196,205
Crossroads Mall	33,254	3,202	30,052	32,269	2,318	29,951
Cumberland Mall	57,177	2,051	55,126	55,236	1,082	54,154
Dartmouth Mall	60,687	15,826	44,861	60,548	13,719	46,829
Echelon Mall	19,585	3,875	15,710	18,175	3,043	15,132
Exton Square Mall	145,331	12,121	133,210	144,828	9,699	135,129
Francis Scott Key Mall (2)	65,982	5,081	60,901	62,262	3,624	58,638
Gadsden Mall	51,238	2,003	49,235	50,448	1,016	49,432
The Gallery at Market East	79,407	6,224	73,183	78,034	4,580	73,454
Jacksonville Mall	68,099	5,622	62,477	67,272	4,109	63,163
Logan Valley Mall (2)	92,539	8,771	83,768	91,916	6,449	85,467
Lycoming Mall (2)	68,808	4,441	64,367	57,216	3,207	54,009
Magnolia Mall	68,307	12,270	56,037	65,587	10,986	54,601
The Mall at Prince Georges	96,875	17,840	79,035	92,675	15,667	77,008
Moorestown Mall	76,981	10,190	66,791	76,654	8,066	68,588
New River Valley Mall (2)	41,568	2,595	38,973	31,506	1,834	29,672
Nittany Mall (2)	40,909	3,241	37,668	39,587	2,281	37,306
North Hanover Mall (2)	29,397	2,547	26,850	29,015	1,842	27,173
Orlando Fashion Square	111,325	5,447	105,878	109,718	3,125	106,593
Palmer Park Mall	33,678	8,379	25,299	33,543	7,636	25,907
Patrick Henry Mall (2)	133,954	9,589	124,365	131,103	5,976	125,127
Phillipsburg Mall (2)	49,250	3,948	45,302	49,162	2,914	46,248
Plymouth Meeting Mall	83,953	7,978	75,975	81,746	6,246	75,500
Schuylkill Mall	8,400	973	7,427	8,268	—	8,268
South Mall (2)	27,959	2,211	25,748	27,110	1,627	25,483
Uniontown Mall (2)	35,494	3,574	31,920	35,127	2,615	32,512
Valley Mall	86,774	8,063	78,711	86,301	5,930	80,371
Valley View Mall	64,736	4,637	60,099	61,167	3,399	57,768
Viewmont Mall (2)	79,533	5,553	73,980	77,311	4,069	73,242
Washington Crown Center (2)	42,857	5,379	37,478	42,538	3,984	38,554
Westgate Anchor Pad	3,450	—	3,450	3,400	—	3,400
Willow Grove Park	195,349	20,775	174,574	176,107	16,687	159,420
Wiregrass Mall	38,646	3,004	35,642	37,459	2,245	35,214
Woodland Mall	177,058	4,191	172,867	160,044	24	160,020
Wyoming Valley Mall (2)	95,366	6,650	88,716	91,736	4,860	86,876

Total Consolidated Malls	2,778,687	252,581	2,526,106	2,654,620	190,825	2,463,795

Unconsolidated Malls
Lehigh Valley Mall	19,143	10,641	8,502	17,953	10,223	7,730
Springfield Mall	53,986	2,028	51,958	47,743	127	47,616

Total Unconsolidated Malls	73,129	12,669	60,460	65,696	10,350	55,346

TOTAL MALLS	$2,851,816	$265,250	$2,586,566	$2,720,316	$201,175	$2,519,141

(1)	Includes development and construction in progress costs at operating properties.
(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (continued)

(in thousands)

	September 30, 2006			December 31, 2005
	Cost (1)	Accumulated Depreciation	Net Real Estate	Cost (1)	Accumulated Depreciation	Net Real Estate
Consolidated Power Centers/Strips
Christiana Power Center	$40,910	$7,371	$33,539	$40,705	$6,527	$34,178
Creekview Shopping Center	19,098	4,460	14,638	19,095	3,772	15,323
Northeast Tower Center	33,661	4,897	28,764	33,661	4,240	29,421
Paxton Towne Centre	54,057	8,996	45,061	53,893	7,622	46,271
Crest Plaza	16,228	2,978	13,250	16,261	2,476	13,785
South Blanding Village	—	—	—	9,505	3,594	5,911
The Commons at Magnolia	9,724	2,038	7,686	9,784	1,732	8,052

Total Consolidated Power Centers/Strips	173,678	30,740	142,938	182,904	29,963	152,941

Unconsolidated Power Centers/Strips
The Court at Oxford Valley	27,735	5,997	21,738	27,702	5,551	22,151
Metroplex Shopping Center	42,024	8,727	33,297	42,024	7,568	34,456
Red Rose Commons	11,942	2,211	9,731	11,942	1,974	9,968
Whitehall Mall	15,639	6,563	9,076	15,627	6,204	9,423
Springfield Park	7,033	905	6,128	7,020	812	6,208

Total Unconsolidated Power Centers/Strips	104,373	24,403	79,970	104,315	22,109	82,206

TOTAL POWERS AND STRIP CENTERS	278,051	55,143	222,908	287,219	52,072	235,147

Development Properties
Lacey Retail Center, Lacey Twp, NJ	19,012	—	19,012	16,041	—	16,041
New Garden Town Center, New Garden Twp, PA	38,736	—	38,736	8,683	—	8,683
New River Valley Retail Center, Christianburg, VA	4,921	—	4,921	4,500	—	4,500
Springhills, Gainesville, FL	25,546	—	25,546	—	—	—
Monroe Marketplace, Selinsgrove, PA	5,542	—	5,542	—	—	—
The Plaza at Magnolia, Florence, SC	6,829	—	6,829	4,463	—	4,463

Total Development Properties	100,586	—	100,586	33,687	—	33,687

Unconsolidated Development Properties
Pavilion at Market East, Philadelphia, PA	7,531	666	6,865	1,510	—	1,510

Total Unconsolidated Development Properties	7,531	666	6,865	1,510	—	1,510

Other Properties
P&S Building	1,489	—	1,489	1,504	—	1,504
Land held for development	5,616	—	5,616	5,616	—	5,616

Total Other Properties	7,105	—	7,105	7,120	—	7,120

TOTAL INVESTMENT IN REAL ESTATE	$3,245,089	$321,059	$2,924,030	$3,049,852	$253,247	$2,796,605

CONSOLIDATED PROPERTIES	$3,060,056	$283,321	$2,776,735	$2,878,331	$220,788	$2,657,543

UNCONSOLIDATED PROPERTIES	185,033	37,738	147,295	171,521	32,459	139,062

TOTAL INVESTMENT IN REAL ESTATE	$3,245,089	$321,059	$2,924,030	$3,049,852	$253,247	$2,796,605

(1)	Includes development and construction in progress costs at operating properties.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of September 30, 2006

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED DATE OF INITIAL OCCUPANCY	EXPECTED DATE OF COMPLETION	% OF EXPECTED SPENDING COMPLETED
		(in millions)	(in millions)
ENCLOSED MALL
Capital City Mall Camp Hill, PA	640,000	$12.8	$9.7	9.7%	1Q05	4Q05	1Q07	76%
The existing food court was redeveloped into new specialty retail space; a new eight-bay food court and two family-themed restaurants added.
Patrick Henry Mall Newport News, VA	710,000	29.3	24.8	10.0%	1Q05	4Q05	1Q07	85%
Dillard’s Men’s store was merged with Dillard’s; addition of Dick’s Sporting Goods, Borders, Red Robin restaurant, and new mall shops.
Cumberland Mall Vineland, NJ	950,000	5.3	4.0	10.6%	2Q05	1Q06	1Q07	75%
A Best Buy was added on land adjacent to the Cumberland Mall. An additional 10,000 square feet of outparcel space will also be added.
New River Valley Mall Christiansburg, VA	440,000	25.7	10.7	8.0%	4Q05	1Q06	3Q07	42%
Regal Cinemas will be relocated and expanded into a free-standing 14 screen theater; addition of Dick’s Sporting Goods and Red Robin restaurant.
Valley View Mall LaCrosse, WI	600,000	4.7	3.4	10.8%	4Q05	4Q06	4Q06	72%
An in-line 31,000 square foot Barnes & Noble opened at the mall.
Francis Scott Key Mall Frederick, MD	720,000	4.8	3.0	8.1%	1Q06	3Q06	1Q07	63%
An in-line 27,000 square foot Barnes & Noble is currently under construction.
Lycoming Mall Pennsdale, PA	830,000	18.1	12.3	10.6%	1Q06	2Q06	4Q06	68%
Dick’s Sporting Goods, Borders and Old Navy will occupy in-line space; Best Buy has opened an outparcel location. Also includes a cosmetic renovation.
Magnolia Mall Florence, SC	630,000	16.8	1.7	9.6%	2Q06	2Q07	2Q07	10%
A 28,000 square foot Barnes & Noble will be added to the mall as in-line space next to Belk. Dick’s Sporting Goods plans to open a 45,000 square foot store between JC Penney and Sears.
Lehigh Valley Mall Allentown, PA	1,180,000	20.3	0.4	8.5%	3Q06	3Q07	1Q08	2%
A Lifestyle Center will be added with shops and restaurants; a 28,000 square foot Barnes & Noble will be added as well.
Beaver Valley Mall Monaca, PA	1,160,000	9.2	1.3	9.5%	3Q06	3Q07	3Q07	14%
A 45,000 square foot Dick’s Sporting Goods will be added to the mall.
Plymouth Meeting Mall Plymouth Meeting, PA	TBD	83.9	21.0	8.6%	4Q06	4Q07	1Q08	25%
A 200,000 square foot lifestyle addition will include a 70,000 square foot Whole Foods market and 4 to 5 themed restaurants.
Cherry Hill Mall (2) Cherry Hill, NJ	TBD	TBD	19.6	TBD	TBD	TBD	TBD	TBD

Includes the addition of Bistro Row and new leasable area. Nordstrom has signed a letter of intent to open a 144,000 square foot space in the old Strawbridge’s location and is scheduled to open in the spring of 2009.

Willow Grove Park Willow Grove, PA	1,250,000	54.4	18.2	7.8%	1Q07	1Q08	1Q08	33%
Boscov’s will occupy a portion of the former Strawbridge’s space; balance to be reconfigured as a lifestyle/entertainment component
MIXED USE
Echelon Mall (Voorhees Town Center) Voorhees, NJ	TBD	60.7	2.8	9.7%	1Q07	TBD	TBD	5%

Redevelopment plans for the Echelon Mall include reducing the mall size to allow development of a mixed-use town center with 425 residential units, street-level retail and a new grocery store at the eastern half of the property, together with renaming the property as Voorhees Town Center.

Total Redevelopment Activity	9,110,000	$346.0	$132.9	9.0%

(1)	GLA includes tenants that purchased their respective land.
(2)	The previously issued detail for this project did not contemplate the addition of Nordstrom or the expansion and renovation of the mall. We are in the process of evaluating the scope of the project and will release the information in a future disclosure.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of September 30, 2006

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	EXPECTED STABILIZED NOI CAP	CONSTRUCTION START DATE	DATE OF INITIAL OCCUPANCY	EXPECTED DATE OF COMPLETION	% OF SPENDING COMPLETED	% LEASED	% OCCUPIED
		(in millions)	(in millions)
POWER CENTERS
The Plaza at Magnolia Florence, SC	252,000	$11.3	$6.8	8.9%	1Q06	3Q06	3Q07	60%	95%	59%

A 252,000 square foot power center is under construction across the street from Magnolia Mall with Home Depot as anchor. Home Depot, Longhorn Steakhouse and Olive Garden opened 3Q06. Kohl’s anticipated opening is 2Q07.

Lacey Retail Center (2) Lacey Township, NJ	261,000	49.5	19.0	6.4%	3Q06	3Q07	1Q08	38%	59%	0%
A retail shopping center will be anchored by Home Depot. The balance of the center is comprised of in-line stores and outparcels.
New River Valley Retail Center Christiansburg, VA	163,000	27.9	4.9	8.3%	4Q06	4Q07	4Q07	18%	18%	0%
A power center is planned adjacent to the existing New River Valley Mall. Best Buy lease executed July 2006.
Monroe Marketplace Selinsgrove, PA	696,000	57.0	5.5	8.7%	2Q07	3Q08	3Q08	10%	0%	0%
A 696,000 square foot power center is planned. PREIT purchased nine of the proposed 125 acres in July 2006.
MIXED USE
Springhills Gainesville, FL	TBD	TBD	25.5	TBD	TBD	TBD	TBD	N/A	0%	0%
PREIT has purchased 540 acres of land for $21.5 million. The Company’s plans include a mixed-use development program.
New Garden Town Center New Garden Township, PA	715,000	82.1	34.0	9.4%	1Q08	3Q09	4Q09	41%	0%	0%
Retail and mixed use components.
OTHER
Valley View Downs(3) South Beaver Township, PA	300,000	10.0	1.3	(3)	TBD	TBD	TBD	13%	N/A	0%
PREIT will manage the development of a harness racetrack and a casino accommodating up to 3,000 slot machines on an approximately 208 acre property.
Pavilion at Market East (4) Philadelphia, PA	TBD	TBD	1.9	TBD	TBD	TBD	TBD	N/A	N/A	0%
TBD

Total Development Activity	2,387,000	$237.8	$98.9	8.4%

(1)	GLA includes tenants that purchased their respective land; therefore, the % leased and occupied will also include these tenants.
(2)	Home Depot is expected to open in 3Q07 with the balance of Phase I open in 1Q08.
(3)	Our acquisition of the site and the construction of the racetrack require the issuance to Valley View Downs (an unaffiliated entity) (“Valley View”) of the sole remaining unissued harness racetrack license in Pennsylvania. The construction of the casino requires the issuance of a gaming license to Valley View. Valley View had been one of two applicants for the racing license. In November 2005, the Harness Racing Commission issued an order denying award of the racing license to both of the applicants. In December 2005, Valley View filed a motion for reconsideration with the Commission. In addition, Valley View filed an appeal of the ruling in the Pennsylvania Commonwealth Court. In June 2006, the Commonwealth Court affirmed the denial of the license to Valley View. In June and July 2006, Valley View and the Commission filed appeals with the Supreme Court of Pennsylvania. The parties are awaiting action by the Court with respect to these appeals. We are unable to predict whether Valley View will be issued the racing license or the gaming license.
(4)	The Partnership’s development plans for the Pavilion at Market East are under review. The company retains a 40% interest in the partnership.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended September 30, 2006			Nine months ended September 30, 2006
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
New development projects	$14,061	$—	$14,061	$66,800	$—	$66,800
Redevelopment projects with incremental GLA and/or anchor replacement	25,762	595	26,357	87,936	595	88,531
Tenant allowances	5,301	159	5,460	12,609	290	12,899
Recurring capital expenditures:
CAM expenditures	3,513	154	3,667	5,768	171	5,939
Non-CAM expenditures	1,484	29	1,513	2,068	401	2,469
Renovation with no incremental GLA	2,936	—	2,936	3,608	—	3,608

Total recurring capital expenditures	7,933	183	8,116	11,444	572	12,016

Total	$53,057	$937	$53,994	$178,789	$1,457	$180,246

Pennsylvania Real Estate Investment Trust

Debt Analysis as of September 30, 2006

(in thousands)

	Outstanding Debt (1)
	Fixed Rate	% of Total Indebtedness	Floating Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage notes payable	$1,608,587	77.5%	$—	0.0%	$1,608,587	77.5%
Unconsolidated mortgage notes payable	73,234	3.5%	117,155	5.5%	190,389	9.2%
Credit Facility	—	0.0%	277,000	13.3%	277,000	13.3%

TOTAL OUTSTANDING DEBT	$1,681,821	81.0%	$394,155	19.0%	$2,075,976	100.0%

AVERAGE INTEREST RATE	6.41%		6.29%		6.39%

(1)	Includes debt premium

		Average Debt Balance
		Mortgage Debt (1)	REMIC (2)	Total Mortgages	Credit Facility	TOTAL
Beginning Balance	6/30/2006	$1,311,854	$443,355	$1,755,209	$300,000	$2,055,209
Lehigh Valley Refinance	7/11/2006	75,000		75,000		75,000
Credit Facility Repayment	7/11/2006	(21,750)		(21,750)	(52,000)	(73,750)
Credit Facility Borrowing	8/21/2006				10,000	10,000
Credit Facility Repayment	8/25/2006				(9,000)	(9,000)
Credit Facility Borrowing	9/15/2006				28,000	28,000
Debt Amortization (3)	9/30/2006	(4,855)	(4,628)	(9,483)	—	(9,483)

Ending Balance	9/30/2006	$1,360,249	$438,727	$1,798,976	$277,000	$2,075,976

Weighted Average Balance		$1,358,737	$443,355	$1,802,092	$259,609	$2,061,701

(1)	Includes debt premium.
(2)	The REMIC is a first mortgage loan that has a final maturity date of September 10, 2008 and is secured by a portfolio of 15 properties at an interest rate of 7.43% per annum.
(3)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Total Debt
2006	$6,215	$3,326	$—	$—	$9,541
2007	25,192	12,848	157,063	—	195,103
2008	40,772	9,789	511,693	—	562,254
2009	16,239	1,283	62,381	277,000	356,903
2010	17,137	1,174	1,412	—	19,723
2011	17,825	1,152	44,451	—	63,428
2012	14,876	416	306,580	—	321,872
2013	9,816	—	110,458	—	120,274
Thereafter	20,097	—	406,781	—	426,878

	$168,169	$29,988	$1,600,819	$277,000	$2,075,976

(1)	The weighted average period to mortgage maturity is 4.98 years.

Interest Rate Hedging Instruments
Type	Notional Amount	Blended Rate	Latest Settlement Date
10 Year Forward Starting Swaps	$120,000	4.69%	10/31/2007
10 Year Forward Starting Swaps	$250,000	4.80%	12/10/2008
10 Year Forward Starting Swaps	$150,000	5.36%	12/10/2008

Pennsylvania Real Estate Investment Trust

Debt Schedule as of September 30, 2006

(in thousands)

	Proportionate Share(1)			Stated Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
	Mortgage Debt	Debt Premium	Total
Beaver Valley Mall	$45,986	$—	$45,986	7.36%	7.36%	$3,972	$42,266	2012
Capital City Mall	51,788	4,573	56,361	7.61%	5.50%	4,603	47,843	2012
Chambersburg Mall (2)	18,069	801	18,870	7.43%	4.99%	1,763	17,200	2008
Cherry Hill Mall	197,500	—	197,500	5.42%	5.42%	13,510	177,689	2012
The Court at Oxford Valley	20,084	—	20,084	8.02%	8.02%	2,319	15,667	2011
Crossroads Mall	13,044	340	13,384	7.39%	5.75%	1,191	12,647	2008
Cumberland Mall - 1st Mortgage	43,010	2,128	45,138	6.50%	5.40%	3,413	38,782	2012
Cumberland Mall - 2nd Mortgage	3,505	—	3,505	5.00%	5.00%	206	—	2017
Dartmouth Mall	66,600	—	66,600	4.95%	4.95%	4,484	57,594	2013
Exton Square Mall	96,209	3,528	99,737	6.95%	5.00%	8,102	93,034	2008
Francis Scott Key Mall (2)	31,621	1,402	33,023	7.43%	4.99%	3,085	30,099	2008
Jacksonville Mall (2)	24,393	1,081	25,474	7.43%	4.99%	2,380	23,219	2008
Logan Valley Mall (2)	51,497	2,282	53,779	7.43%	4.99%	5,024	49,018	2008
Lycoming Mall (2)	31,621	1,402	33,023	7.43%	4.99%	3,084	30,099	2008
Magnolia Mall	64,995	—	64,995	5.33%	5.33%	4,413	54,212	2015
The Mall at Prince Georges	40,433	441	40,874	8.70%	6.80%	4,135	39,987	2007
Metroplex Shopping Center	31,173	—	31,173	7.25%	7.25%	2,681	28,785	2011
Moorestown Mall	61,129	—	61,129	4.95%	4.99%	4,115	52,863	2013
New River Valley Mall (2)	15,359	681	16,040	7.43%	4.99%	1,498	14,619	2008
Nittany Mall (2)	27,104	1,201	28,305	7.43%	4.99%	2,644	25,799	2008
North Hanover Mall (2)	18,069	801	18,870	7.43%	4.99%	1,763	17,199	2008
Northeast Tower Center (2)	15,810	701	16,511	7.43%	7.43%	1,542	15,049	2008
Palmer Park Mall	16,881	—	16,881	6.77%	6.77%	1,661	15,674	2009
Patrick Henry Mall (2)	45,624	2,022	47,646	7.43%	4.99%	4,451	43,428	2008
Pavilion East Associates	532	—	532	6.00%	6.00%	62	—	2018
Phillipsburg Mall (2)	27,104	1,201	28,305	7.43%	4.99%	2,644	25,799	2008
Red Rose Commons	13,188	—	13,188	7.66%	7.66%	1,220	12,425	2009
Schuylkill Mall (3)	16,462	—	16,462	7.25%	7.25%	—	—	2008
Springfield Park	1,671	—	1,671	7.79%	7.79%	203	1,412	2010
South Mall (2)	13,552	601	14,153	7.43%	4.99%	1,322	12,899	2008
Uniontown Mall (2)	21,683	961	22,644	7.43%	4.99%	2,115	20,639	2008
Valley Mall	90,000	—	90,000	5.49%	5.49%	5,014	78,835	2016
Valley View Mall	36,010	358	36,368	6.15%	5.75%	2,773	34,281	2009
Viewmont Mall (2)	27,104	1,201	28,305	7.43%	4.99%	2,644	25,799	2008
Whitehall Mall	6,586	—	6,586	6.77%	6.77%	641	6,129	2008
Willow Grove Park	158,440	—	158,440	5.65%	5.65%	11,083	133,249	2015
Woodland Mall	156,500	—	156,500	5.58%	5.58%	8,397	140,484	2016
Wyoming Valley Mall (2)	51,497	2,282	53,779	7.43%	4.99%	5,024	49,018	2008

Total Fixed Rate Debt	1,651,833	29,988	1,681,821	6.41%	5.53%	129,181	1,483,741

Variable Rate Debt
Lehigh Valley Mall	75,000	—	75,000	5.89%	5.89%	4,418	75,000	2007
Pavilion East Associates	3,905	—	3,905	8.25%	8.25%	430	3,828	2007
Springfield Mall	38,250	—	38,250	6.45%	6.45%	2,467	38,250	2007

Total Variable Rate Debt	117,155	—	117,155	6.15%	6.15%	7,315	117,078

Total Mortgage Debt	$1,768,988	$29,988	$1,798,976	6.39%	5.58%	$136,496	$1,600,819

CONSOLIDATED MORTGAGES	$1,578,599	$29,988	$1,608,587	6.36%	5.53%	$122,055	$1,419,323
UNCONSOLIDATED MORTGAGES	190,389	—	190,389	6.66%	6.66%	14,441	181,496
CREDIT FACILITY	277,000	—	277,000	6.40%		—	—

Total	$2,045,988	$29,988	$2,075,976	6.39%	5.66%	$136,496	$1,600,819

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	Mortgage Debt represents the properties’ allocated portion of the REMIC.
(3)	In December 2004, the Company completed a modification of the mortgage on Schuylkill Mall. The modification limits the monthly payments to interest plus the excess cash flow from the property. Due to the modification, the timing of future principal payment amounts cannot be determined. In October 2006, this mortgage was further modified to reduce the interest rate from 7.25% to 4.50%.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders: Common Shares Held (1)	September 30, 2006
Barclays Global Investors	3,943,941
Fidelity Management & Research	2,825,800
J.P. Morgan Investment Management Inc. (NY)	2,713,876
ING Clarion Real Estate Securities	2,096,353
Vanguard Group, Inc.	1,954,445
Cohen & Steers Capital Management, Inc.	1,658,700
State Street Global Advisors	895,831
Nomura Asset Management Co, Ltd.	853,200
RREEF Real Estate Securities Advisers, L.P.	825,996
Wesley Capital Management, LLC	740,467

TOTAL of Ten Largest Institutional:	18,508,609
TOTAL of all Institutional Holders:	28,425,529
Ten Largest as % of Total Institutional:	65.1%

(1)	Based on 13F filings as of 9/30/06 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	September 30, 2006	December 31, 2005	% of September 30, 2006 total
Institutional (1)	28,425,529	25,620,533	69.6%
Retail (2)	7,586,800	9,480,453	18.6%
Insiders (3)	4,811,556	5,575,650	11.8%

TOTAL	40,823,885	40,676,636	100.0%

(1)	Based on 13F filings as of 9/30/06 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of April 7, 2006 (Shares and OP Units only). Excludes 357,405 exercisable options.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating property and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. We compute Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”). FFO is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our company’s performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above and below market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.